Exhibit 10.35

ORIGINAL

AGREEMENT

GAS TRANSPORTATION AGREEMENT

THIS AGREEMENT is by and between GREAT PLAINS NATURAL GAS CO., a Division of MDU Resources Group, Inc. (“Company”), and OTTER TAIL AG ENTERPRISES. LLC (“Customer”) and is effective 9:00 a.m. CCT on the 1 day of September, 2007.

Customer has entered into agreements to purchase natural gas and have that gas delivered to a “receipt point” using Shipper/Agent(s) as specified in attached Exhibit “A” as Shipper/Agent. Customer agrees to notify Company prior to any change in Shipper/Agent(s) and further agrees to execute a new Exhibit “A” prior to the change of event.

Customer and Company enter into this Gas Transportation Agreement to have said gas transported by Company from the “receipt point” to the “delivery point(s)”.

WITNESSETH: The parties hereto, each in consideration of the agreement of the other, agree as follows:

1. TERM. This Agreement will continue in effect for Five (5) year(s) from its effective date. Upon expiration of the initial term, this Agreement shall continue month to month thereafter until either party furnishes the other party 30 days prior written notice of termination.

2. RECEIPT POINT, DELIVERY POINT(S), RATE SCHEDULE. Natural Gas delivered hereunder shall be in accordance with the Company’s approved rate schedules titled: Small Interruptible General Gas Transportation Service or Large Interruptible General Gas Transportation Service.

Receipt Point:	Fergus Falls #11979A

Delivery Point(s):	24008 170th Ave.
Fergus Falls, MN

Rate Schedule:	Large Interruptible General Gas
Transportation Service Rate N82

3. RECORD EXAMINATION. Customer shall have the right at all reasonable times to examine the books, records and charts of Company, for a two year period subsequent to the issuance in writing of a dispute invoice, to the extent necessary to verify the accuracy of any statement, charge or computation made under or pursuant to any provisions of this Agreement.

4. RATE. The rates charged and services rendered Customer under this Agreement shall be as specified in applicable Company tariffs as approved by Minnesota Public Utilities Commission. In the event “Rate”, as specified in attached “Exhibit B” is not executed by both parties of this Agreement, Customer agrees to pay Company the currently approved Fixed Distribution Charge of the Rate Schedule specified in Section 2 of this Agreement.

Company shall have the right to modify the rates charged and the terms and conditions hereunder by making unilateral rate filings with the Minnesota Public Utilities Commission.

5. ASSIGNMENT. Customer agrees that it will not assign this Agreement except upon written consent of Company.

6.  INGRESS AND EGRESS. Company is hereby granted rights of ingress and egress, at reasonable times, for operating, inspecting and maintaining any of Company’s facilities on Customer’s premises.

7.  REGULATORY AUTHORITY. This Agreement is subject to all valid laws, orders, rules and regulations of any and all duly constituted authorities having jurisdiction over the subject matter herein and is subject to the receipt of any necessary authorization for the transportation service contemplated herein.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date and year below written.

CUSTOMER		COMPANY

OTTER TAIL AG ENTERPRISES. LLC		GREAT PLAINS NATURAL GAS CO., A Division of MDU Resources Group, Inc.

By:	/s/ Jerry Larson	By:	/s/ K. Frank Morehouse
K. Frank Morehouse
Region Manager
Title:	President
Dated:	6/26/06	Dated:	6/28/06

* Please type or print the name below the signature line.

EXHIBIT “A”
GAS TRANSPORTATION AGREEMENT

This document is an attachment to the Gas Transportation Agreement dated 6-26-06 between GREAT PLAINS NATURAL GAS CO. (“Company”) and OTTER TAIL AG ENTERPRISES, LLC (“Customer”).

This Exhibit “A” is effective 9:00 a.m. CCT on the 1 day of September 2007.

Customer’s Maximum Interruptible Transportation Quantity: 6000 dk per day.

The Shipper/Agent(s) name is BP Canada Energy Marketing Co.

Customer hereby authorizes Company to furnish the Shipper/Agent any information relating to the volume and/or cost of natural gas furnished by Company for use by Customer. This authorization will remain in effect until a written notice is received from Customer.

Accepted and agreed to this 26 day of June, 2006.

CUSTOMER

OTTER TAIL AG ENTERPRISES. LLC

By:	/s/ Jerry Larson
Title:	President

Accepted and agreed to this 28th day of June, 2006.

COMPANY

GREAT PLAINS NATURAL GAS CO.,

A Division of MDU Resources Group, Inc.

By:	/s/ K. Frank Morehouse
K. Frank Morehouse
Region Manager

EXHIBIT “B”
GAS TRANSPORTATION AGREEMENT

This document is an attachment to the Gas Transportation Agreement dated 6-26-06 between GREAT PLAINS NATURAL GAS CO. (“Company”) and OTTER TAIL AG ENTERPRISES, LLC (“Customer”).

Rate	Term of Rate

$0.4874 per dk plus $0.027 per dk CIP Base Rate for a distribution rate of $0.5144 per dk plus currently effective CIP Tracking Adjustment.***	9-1-2007 to 9-1-2012

***Note: If the CIP Base Rate is changed during the term of this contract, the new amount will supersede the current charge of $.027 per dk in determining the distribution rate before the CIP tracking adjustment.

***Note: If the CIP Base Rate is changed during the term of this contract, the new amount will either be subtracted if negative or added if positive to the total rate indicated.

Accepted and agreed to this 26 day of June, 2006.

CUSTOMER

OTTER TAIL AG ENTERPRISES. LLC

By:	/s/ Jerry Larson
Title:	President

Accepted and agreed to this 28th day of June, 2006.

COMPANY

GREAT PLAINS NATURAL GAS CO.,

A Division of MDU Resources Group. Inc.

By:	/s/ K.Frank Morehouse
K. Frank Morehouse
Region Manager